                                                                   EXHIBIT 10.48

  CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE
        BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                                 RETAIL MAGAZINE
                                SUPPLY AGREEMENT

This Retail Magazine Supply Agreement (the "Agreement") is made and entered into as of August 6, 2004 by BARNES & NOBLE, INC. ("B&N") and INTERNATIONAL PERIODICAL DISTRIBUTORS, INC. ("IPD").

                              W I T N E S S E T H:

WHEREAS, B&N is engaged in the business of marketing magazines and other periodicals to the public through its retail stores ("Stores"); and,

WHEREAS, IPD is engaged in the wholesale distribution of magazines and other periodicals; and,

WHEREAS, B&N desires to procure the Publications from IPD for resale in the Stores on the terms and conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, IT IS HEREBY MUTUALLY AGREED as follows:

1.    AGREEMENT TO SUPPLY AND PURCHASE.

      B&N hereby designates IPD as an "authorized vendor" and agrees not to withdraw such designation unless IPD materially breaches the terms of this Agreement, and upon such material breach which is not cured within ten
      (10) days of B&N's written notice to IPD detailing such material breach, B&N shall have a right to terminate this Agreement. Subject to the terms and conditions of this Agreement, IPD's continued compliance with B&N's vendor standards, B&N agrees to purchase, and IPD agrees to sell, periodicals in accordance with the terms and conditions set forth on EXHIBIT "A", as the same may be amended from time to time by mutual agreement of B&N and IPD.

2.    TERM.

      The term of this Agreement (the "Term") shall consist of an initial term and any extension terms. The initial term shall commence on August 6, 2004 and expire on August 10, 2007. The Term shall automatically (and without further action by either B&N or IPD) extend on the same terms and conditions set forth herein for successive one year terms thereafter (each an "extension term"); provided, however, that either party may prevent the commencement of any extension term by furnishing written notice to the other not less than one hundred eighty (180) calendar days before the expiration of the initial term or the then current extension term.

      may prevent the commencement of any extension term by furnishing written notice to the other not less than one hundred eighty (180) calendar days before the expiration of the initial term or the then current extension term.

3.    ACCOUNT MANAGEMENT.

      By written notice to B&N, IPD shall designate an account manager to serve as a liaison between B&N and IPD. In such capacity, the account manager shall:

            - Attend regularly scheduled meetings at B&N's principal executive offices, during which the account manager will confer with B&N's operations and marketing personnel to develop and implement programs designed to enhance the retail sales of the Publications;

            - Coordinate title selection, plan-o-gram development, and inventory control programs; and,

            - Assist B&N personnel in the development and implementation of marketing initiatives by recommending and facilitating monthly magazine promotions based on store themes, seasonal events, and regional and demographic parameters;

4.    ELECTRONIC COMMUNICATIONS.

      All rights, duties and obligations which would accrue upon receipt of data in the form of paper documentation will also accrue upon receipt of the data in electronic form. In addition, to the extent compliance with all the provisions of this Agreement has been attained with respect to each transaction in question (a) neither party will contest the admissibility of paper documentation copies of electronically transmitted data under the business records exception to the hearsay rule, or the best evidence rule, or the Statute of Frauds, on the basis that the data were not originated or maintained in documentary form, or that the data do not constitute a signed writing by a party intending to be bound thereby and (b) copies of the transmitted and received data, mechanically or electronically stored by either party will constitute evidence of the contents of the orders, acknowledgements, transactions, and other information covered by this Agreement, if they are machine readable and capable of reproduction into printed human readable form on paper.

5.    MISCELLANEOUS

5.1 All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

5.2 This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

5.3 The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

5.4 If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

5.5 This Agreement supersedes all other prior oral or written agreements between IPD and B&N, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the exhibits referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein and therein, neither IPD nor B&N makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by IPD and B&N. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

5.6 Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communication shall be:

If to IPD:

International Periodical Distributors, Inc.
27500 Riverview Center Blvd., Suite 400
Bonita Springs, Florida 34134
Telephone: (239) 949-4450
Facsimile: (239) 949-7689

If to B&N:

Barnes & Noble, Inc.
122 Fifth Avenue
New York, NY 10011
Telephone: 212-352-3677
Facsimile:
212-353-3777
Attention: Jaime Carey

With a required copy to:

Barnes & Noble, Inc.
122 Fifth Avenue
New York, NY 10011
Telephone: 212-633-3300
Facsimile: 212-463-5683

Attention: Legal Department

      or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to the other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i),
      (ii) or (iii) above, respectively.

5.7 This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

5.8 This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

5.9 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

5.10 The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.11 IPD and B&N shall have all rights and remedies set forth in this Agreement and all rights and remedies which such persons have been granted at any time under any other agreement or contract and all of the rights which such persons have under any law. Either party shall be entitled to enforce any rights it may have under any provision of this Agreement specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, each party hereto recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may proved to be inadequate relief to the other party. Each party therefore agrees that the other shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

5.12 Nothing contained herein, nor any action taken by either party hereto, shall be deemed to constitute IPD and B&N as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the parties hereto are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.

5.13 Neither party (the "Excused Party") shall be deemed or construed to be in breach of this Agreement or otherwise liable to the other party in connection with any delay in performance or any non-performance of its obligations under this Agreement (and the time for performance shall be extended accordingly) to the extent that the delay or non-performance results from the existence of a circumstance beyond the reasonable control of the Excused Party including, without limitation, war, riot, labor strike or lock out, terrorism or bomb blast, fire, flood, windstorm or other act of God, governmental control or regulations, or the application to the Excused Party of any statute, regulation or other rule of law that materially restricts performance (each such circumstance, a "Force Majeure"); provided that (a) the Excused Party could not have avoided the effect of the Force Majeure by taking precautions that, after consideration of all matters known to it before the occurrence of the Force Majeure, the Excused Party should have reasonably been expected to take but did not take, and (b) The Excused Party has used commercially reasonable efforts to mitigate the effect of the Force Majeure and to carry out its obligations under this Agreement in any other reasonable manner. Promptly after becoming aware of the existence of a Force Majeure, the Excused Party shall notify the other party of the nature and anticipated effects of the Force Majeure.

IN WITNESS WHEREOF:

Agreed to:                              Agreed to:

IPD                                     B&N

By: /s/ Jason S. Flegel                 By: /s/ Jaime Carey
    ------------------------------          -----------------------------------

Name: Jason S. Flegel                   Name: Jaime Carey

Title: Executive Vive President         Title: Director, Newsstand Division

Date: August 3, 2004                    Date: August 3, 2004

                                   EXHIBIT "A"
                          TERMS AND CONDITIONS OF SALE

A.    TITLE & OBLIGATION

Upon receipt of the periodical, B&N shall take title and be obligated to pay in accordance with the terms below.

B.    PAYMENT TERMS

      All payments for Publications by B&N shall be made at the earlier of the date of sale based on its scanned sales data or 120 days after receipt subject to the subsequent returns and shrink reconciliation. B&N shall cause its sales systems to record the sale of the periodicals upon the product being scanned at the point of sale. Sales information by store, day, unit, title and issue shall be sent on a daily basis to IPD. IPD shall prepare remittance reports based on the information pertaining to this scanned sales information. IPD will pay the freight for shipments to B&N.

C.    PURCHASE PRICE

B&N shall pay a purchase price for the Publications recorded as sold by its Stores equal to (a) [***]% off of the retail price printed on the cover of each Publication or printed on a label affixed to such cover (the "Cover Price") in the case of Publications other than weeklies and (b) [***]% off of the Cover Price for weekly Publications. All payments shall be made in accordance with the provisions of EXHIBIT "B". Additionally, B&N shall be entitled to take a payment deduction, as a cash discount, equivalent to [***]% of the calculated net payment.

D.    RETURNS.

For a period of two years after the date of this Agreement, B&N shall cause the front covers of such unsold copies to be torn from the Publication and delivered to ACME Processing in accordance with current practices and rates, including payment by B&N of the normal and customary expenses currently incurred with respect to the shipment of the front covers to ACME Processing. B&N hereby agrees to use its best efforts to cause all returned publications to be destroyed or otherwise rendered unsaleable.

E.    DEFERRED RETURNS CREDITS.

In the case of non-weekly publications only: Effective with week 3 as displayed on EXHIBIT "B", B&N agrees to suspend all cash deductions resulting from returns credited by IPD to B&N for product invoiced on a non-pay on scan basis prior to the effective date of this agreement from the prior IPD account. The total amount has been projected to be [***]. Effective with week 1, B&N shall deduct [***] from each weekly payment, to be concluded in week 104. Further,

[***] INDICATES CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

effective with week 27, B&N and IPD agree to take the difference between the projected amount of suspended returns credits and the actual value of the returns credits, and amortize this difference over weeks 27 through 104. Such amortized amounts shall either supplement or subtract from the ongoing scheduled weekly deductions of [***]

F.    TAX COLLECTION AND INDEMNITY

B&N shall collect and promptly pay to the appropriate taxing authorities all sales, property or other taxes, assessments, or other public or private charges levied against or payable with respect to the periodicals sold by IPD to B&N. B&N hereby agrees to indemnify and hold IPD harmless from any and all claims, demands, costs or liabilities (including reasonable attorney's fees) arising from any taxes, assessments or charges related to the periodicals being sold to B&N by IPD.

[***] INDICATES CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                   EXHIBIT "B"
                                PAYMENT SCHEDULE

EXHIBIT B - PAYMENT SCHEDULE                                             $ [***]

WEEK # TIELINE PROCESSING DATE  INVENTORY INVOICE DATE       POS START DATE             POS END DATE
------ ----------------------- ----------------------- -------------------------- ------------------------
    1  FRIDAY, AUGUST 13, 2004 Friday, August 20, 2004    Friday, August 13, 2004 Tuesday, August 17, 2004
    2  Friday, August 20, 2004 Friday, August 27, 2004 Wednesday, August 25, 2004 Tuesday, August 24, 2004
    3                27-Aug-04                3-Sep-04                   1-Sep-04                31-Aug-04
    4                 3-Sep-04               10-Sep-04                   8-Sep-04                 7-Sep-04
    5                10-Sep-04               17-Sep-04                  15-Sep-04                14-Sep-04
    6                17-Sep-04               24-Sep-04                  22-Sep-04                21-Sep-04
    7                24-Sep-04                1-Oct-04                  29-Sep-04                28-Sep-04
    8                 1-Oct-04                8-Oct-04                   6-Oct-04                 5-Oct-04
    9                 8-Oct-04               15-Oct-04                  13-Oct-04                12-Oct-04
   10                15-Oct-04               22-Oct-04                  20-Oct-04                19-Oct-04
   11                22-Oct-04               29-Oct-04                  27-Oct-04                26-Oct-04
   12                29-Oct-04                5-Nov-04                   3-Nov-04                 2-Nov-04
   13                 5-Nov-04               12-Nov-04                  10-Nov-04                 9-Nov-04
   14                12-Nov-04               19-Nov-04                  17-Nov-04                16-Nov-04
   15                19-Nov-04               26-Nov-04                  24-Nov-04                23-Nov-04
   16                26-Nov-04                3-Dec-04                   1-Dec-04                30-Nov-04
   17                 3-Dec-04               10-Dec-04                   8-Dec-04                 7-Dec-04
   18                10-Dec-04               17-Dec-04                  15-Dec-04                14-Dec-04
   19                17-Dec-04               24-Dec-04                  22-Dec-04                21-Dec-04
   20                24-Dec-04               31-Dec-04                  29-Dec-04                28-Dec-04
   21                31-Dec-04                7-Jan-05                   5-Jan-05                 4-Jan-05
   22                 7-Jan-05               14-Jan-05                  12-Jan-05                11-Jan-05
   23                14-Jan-05               21-Jan-05                  19-Jan-05                18-Jan-05
   24                21-Jan-05               28-Jan-05                  26-Jan-05                25-Jan-05
   25                28-Jan-05                4-Feb-05                   2-Feb-05                 1-Feb-05
   26                 4-Feb-05               11-Feb-05                   9-Feb-05                 8-Feb-05
   27                11-Feb-05               18-Feb-05                  16-Feb-05                15-Feb-05
   28                18-Feb-05               25-Feb-05                  23-Feb-05                22-Feb-05
   29                25-Feb-05                4-Mar-05                   2-Mar-05                 1-Mar-05
   30                 4-Mar-05               11-Mar-05                   9-Mar-05                 8-Mar-05
   31                11-Mar-05               18-Mar-05                  16-Mar-05                15-Mar-05
   32                18-Mar-05               25-Mar-05                  23-Mar-05                22-Mar-05
   33                25-Mar-05                1-Apr-05                  30-Mar-05                29-Mar-05
   34                 1-Apr-05                8-Apr-05                   6-Apr-05                 5-Apr-05
   35                 8-Apr-05               15-Apr-05                  13-Apr-05                12-Apr-05
   36                15-Apr-05               22-Apr-05                  20-Apr-05                19-Apr-05
   37                22-Apr-05               29-Apr-05                  27-Apr-05                26-Apr-05
   38                29-Apr-05                6-May-05                   4-May-05                 3-May-05
   39                 6-May-05               13-May-05                  11-May-05                10-May-05
   40                13-May-05               20-May-05                  18-May-05                17-May-05
   41                20-May-05               27-May-05                  25-May-05                24-May-05
   42                27-May-05                3-Jun-05                   1-Jun-05                31-May-05
   43                 3-Jun-05               10-Jun-05                   8-Jun-05                 7-Jun-05
   44                10-Jun-05               17-Jun-05                  15-Jun-05                14-Jun-05
   45                17-Jun-05               24-Jun-05                  22-Jun-05                21-Jun-05
   46                24-Jun-05                1-Jul-05                  29-Jun-05                28-Jun-05
   47                 1-Jul-05                8-Jul-05                   6-Jul-05                 5-Jul-05
   48                 8-Jul-05               15-Jul-05                  13-Jul-05                12-Jul-05
   49                15-Jul-05               22-Jul-05                  20-Jul-05                19-Jul-05
   50                22-Jul-05               29-Jul-05                  27-Jul-05                26-Jul-05
   51                29-Jul-05                5-Aug-05                   3-Aug-05                 2-Aug-05
   52                 5-Aug-05               12-Aug-05                  10-Aug-05                 9-Aug-05
   53                12-Aug-05               19-Aug-05                  17-Aug-05                16-Aug-05
   54                19-Aug-05               26-Aug-05                  24-Aug-05                23-Aug-05
   55                26-Aug-05                2-Sep-05                  31-Aug-05                30-Aug-05
   56                 2-Sep-05                9-Sep-05                   7-Sep-05                 6-Sep-05
   57                 9-Sep-05               16-Sep-05                  14-Sep-05                13-Sep-05
   58                16-Sep-05               23-Sep-05                  21-Sep-05                20-Sep-05
   59                23-Sep-05               30-Sep-05                  28-Sep-05                27-Sep-05
   60                30-Sep-05                7-Oct-05                   5-Oct-05                 4-Oct-05
   61                 7-Oct-05               14-Oct-05                  12-Oct-05                11-Oct-05
   62                14-Oct-05               21-Oct-05                  19-Oct-05                18-Oct-05
   63                21-Oct-05               28-Oct-05                  26-Oct-05                25-Oct-05
   64                28-Oct-05                4-Nov-05                   2-Nov-05                 1-Nov-05
   65                 4-Nov-05               11-Nov-05                   9-Nov-05                 8-Nov-05
   66                11-Nov-05               18-Nov-05                  16-Nov-05                15-Nov-05
   67                18-Nov-05               25-Nov-05                  23-Nov-05                22-Nov-05
   68                25-Nov-05                2-Dec-05                  30-Nov-05                29-Nov-05
   69                 2-Dec-05                9-Dec-05                   7-Dec-05                 6-Dec-05
   70                 9-Dec-05               16-Dec-05                  14-Dec-05                13-Dec-05
   71                16-Dec-05               23-Dec-05                  21-Dec-05                20-Dec-05
   72                23-Dec-05               30-Dec-05                  28-Dec-05                27-Dec-05
   73                30-Dec-05                6-Jan-06                   4-Jan-06                 3-Jan-06
   74                 6-Jan-06               13-Jan-06                  11-Jan-06                10-Jan-06
   75                13-Jan-06               20-Jan-06                  18-Jan-06                17-Jan-06
   76                20-Jan-06               27-Jan-06                  25-Jan-06                24-Jan-06
   77                27-Jan-06                3-Feb-06                   1-Feb-06                31-Jan-06
   78                 3-Feb-06               10-Feb-06                   8-Feb-06                 7-Feb-06
   79                10-Feb-06               17-Feb-06                  15-Feb-06                14-Feb-06
   80                17-Feb-06               24-Feb-06                  22-Feb-06                21-Feb-06
   81                24-Feb-06                3-Mar-06                   1-Mar-06                28-Feb-06
   82                 3-Mar-06               10-Mar-06                   8-Mar-06                 7-Mar-06
   83                10-Mar-06               17-Mar-06                  15-Mar-06                14-Mar-06
   84                17-Mar-06               24-Mar-06                  22-Mar-06                21-Mar-06
   85                24-Mar-06               31-Mar-06                  29-Mar-06                28-Mar-06
   86                31-Mar-06                7-Apr-06                   5-Apr-06                 4-Apr-06
   87                 7-Apr-06               14-Apr-06                  12-Apr-06                11-Apr-06
   88                14-Apr-06               21-Apr-06                  19-Apr-06                18-Apr-06
   89                21-Apr-06               28-Apr-06                  26-Apr-06                25-Apr-06
   90                28-Apr-06                5-May-06                   3-May-06                 2-May-06
   91                 5-May-06               12-May-06                  10-May-06                 9-May-06
   92                12-May-06               19-May-06                  17-May-06                16-May-06
   93                19-May-06               26-May-06                  24-May-06                23-May-06
   94                26-May-06                2-Jun-06                  31-May-06                30-May-06
   95                 2-Jun-06                9-Jun-06                   7-Jun-06                 6-Jun-06
   96                 9-Jun-06               16-Jun-06                  14-Jun-06                13-Jun-06
   97                16-Jun-06               23-Jun-06                  21-Jun-06                20-Jun-06
   98                23-Jun-06               30-Jun-06                  28-Jun-06                27-Jun-06
   99                30-Jun-06                7-Jul-06                   5-Jul-06                 4-Jul-06
  100                 7-Jul-06               14-Jul-06                  12-Jul-06                11-Jul-06

[***] INDICATES CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

WEEK #          DATE PAID          PAYBACK AMOUNT                         OTHER
------  -------------------------- --------------      ---------------------------------------------
    1      Friday, August 27, 2004    $ [***]
    2   Friday, September 03, 2004    $ [***]
    3                    10-Sep-04    $ [***]
    4                    17-Sep-04    $ [***]
    5                    24-Sep-04    $ [***]
    6                     1-Oct-04    $ [***]
    7                     8-Oct-04    $ [***]
    8                    15-Oct-04    $ [***]
    9                    22-Oct-04    $ [***]
   10                    29-Oct-04    $ [***]
   11                     5-Nov-04    $ [***]
   12                    12-Nov-04    $ [***]
   13                    19-Nov-04    $ [***]
   14                    26-Nov-04    $ [***]
   15                     3-Dec-04    $ [***]
   16                    10-Dec-04    $ [***]
   17                    17-Dec-04    $ [***]
   18                    24-Dec-04    $ [***]
   19                    31-Dec-04    $ [***]
   20                     7-Jan-05    $ [***]
   21                    14-Jan-05    $ [***]
   22                    21-Jan-05    $ [***]
   23                    28-Jan-05    $ [***]
   24                     4-Feb-05    $ [***]
   25                    11-Feb-05    $ [***]
   26                    18-Feb-05    $ [***]
   27                    25-Feb-05    $ [***]          +/- Projected less Actual deferred credits/78
   28                     4-Mar-05    $ [***]          +/- Projected less Actual deferred credits/78
   29                    11-Mar-05    $ [***]          +/- Projected less Actual deferred credits/78
   30                    18-Mar-05    $ [***]          +/- Projected less Actual deferred credits/78
   31                    25-Mar-05    $ [***]          +/- Projected less Actual deferred credits/78
   32                     1-Apr-05    $ [***]          +/- Projected less Actual deferred credits/78
   33                     8-Apr-05    $ [***]          +/- Projected less Actual deferred credits/78
   34                    15-Apr-05    $ [***]          +/- Projected less Actual deferred credits/78
   35                    22-Apr-05    $ [***]          +/- Projected less Actual deferred credits/78
   36                    29-Apr-05    $ [***]          +/- Projected less Actual deferred credits/78
   37                     6-May-05    $ [***]          +/- Projected less Actual deferred credits/78
   38                    13-May-05    $ [***]          +/- Projected less Actual deferred credits/78
   39                    20-May-05    $ [***]          +/- Projected less Actual deferred credits/78
   40                    27-May-05    $ [***]          +/- Projected less Actual deferred credits/78
   41                     3-Jun-05    $ [***]          +/- Projected less Actual deferred credits/78
   42                    10-Jun-05    $ [***]          +/- Projected less Actual deferred credits/78
   43                    17-Jun-05    $ [***]          +/- Projected less Actual deferred credits/78
   44                    24-Jun-05    $ [***]          +/- Projected less Actual deferred credits/78
   45                     1-Jul-05    $ [***]          +/- Projected less Actual deferred credits/78
   46                     8-Jul-05    $ [***]          +/- Projected less Actual deferred credits/78
   47                    15-Jul-05    $ [***]          +/- Projected less Actual deferred credits/78
   48                    22-Jul-05    $ [***]          +/- Projected less Actual deferred credits/78
   49                    29-Jul-05    $ [***]          +/- Projected less Actual deferred credits/78
   50                     5-Aug-05    $ [***]          +/- Projected less Actual deferred credits/78
   51                    12-Aug-05    $ [***]          +/- Projected less Actual deferred credits/78
   52                    19-Aug-05    $ [***]          +/- Projected less Actual deferred credits/78
   53                    26-Aug-05    $ [***]          +/- Projected less Actual deferred credits/78
   54                     2-Sep-05    $ [***]          +/- Projected less Actual deferred credits/78
   55                     9-Sep-05    $ [***]          +/- Projected less Actual deferred credits/78
   56                    16-Sep-05    $ [***]          +/- Projected less Actual deferred credits/78
   57                    23-Sep-05    $ [***]          +/- Projected less Actual deferred credits/78
   58                    30-Sep-05    $ [***]          +/- Projected less Actual deferred credits/78
   59                     7-Oct-05    $ [***]          +/- Projected less Actual deferred credits/78
   60                    14-Oct-05    $ [***]          +/- Projected less Actual deferred credits/78
   61                    21-Oct-05    $ [***]          +/- Projected less Actual deferred credits/78
   62                    28-Oct-05    $ [***]          +/- Projected less Actual deferred credits/78
   63                     4-Nov-05    $ [***]          +/- Projected less Actual deferred credits/78
   64                    11-Nov-05    $ [***]          +/- Projected less Actual deferred credits/78
   65                    18-Nov-05    $ [***]          +/- Projected less Actual deferred credits/78
   66                    25-Nov-05    $ [***]          +/- Projected less Actual deferred credits/78
   67                     2-Dec-05    $ [***]          +/- Projected less Actual deferred credits/78
   68                     9-Dec-05    $ [***]          +/- Projected less Actual deferred credits/78
   69                    16-Dec-05    $ [***]          +/- Projected less Actual deferred credits/78
   70                    23-Dec-05    $ [***]          +/- Projected less Actual deferred credits/78
   71                    30-Dec-05    $ [***]          +/- Projected less Actual deferred credits/78
   72                     6-Jan-06    $ [***]          +/- Projected less Actual deferred credits/78
   73                    13-Jan-06    $ [***]          +/- Projected less Actual deferred credits/78
   74                    20-Jan-06    $ [***]          +/- Projected less Actual deferred credits/78
   75                    27-Jan-06    $ [***]          +/- Projected less Actual deferred credits/78
   76                     3-Feb-06    $ [***]          +/- Projected less Actual deferred credits/78
   77                    10-Feb-06    $ [***]          +/- Projected less Actual deferred credits/78
   78                    17-Feb-06    $ [***]          +/- Projected less Actual deferred credits/78
   79                    24-Feb-06    $ [***]          +/- Projected less Actual deferred credits/78
   80                     3-Mar-06    $ [***]          +/- Projected less Actual deferred credits/78
   81                    10-Mar-06    $ [***]          +/- Projected less Actual deferred credits/78
   82                    17-Mar-06    $ [***]          +/- Projected less Actual deferred credits/78
   83                    24-Mar-06    $ [***]          +/- Projected less Actual deferred credits/78
   84                    31-Mar-06    $ [***]          +/- Projected less Actual deferred credits/78
   85                     7-Apr-06    $ [***]          +/- Projected less Actual deferred credits/78
   86                    14-Apr-06    $ [***]          +/- Projected less Actual deferred credits/78
   87                    21-Apr-06    $ [***]          +/- Projected less Actual deferred credits/78
   88                    28-Apr-06    $ [***]          +/- Projected less Actual deferred credits/78
   89                     5-May-06    $ [***]          +/- Projected less Actual deferred credits/78
   90                    12-May-06    $ [***]          +/- Projected less Actual deferred credits/78
   91                    19-May-06    $ [***]          +/- Projected less Actual deferred credits/78
   92                    26-May-06    $ [***]          +/- Projected less Actual deferred credits/78
   93                     2-Jun-06    $ [***]          +/- Projected less Actual deferred credits/78
   94                     9-Jun-06    $ [***]          +/- Projected less Actual deferred credits/78
   95                    16-Jun-06    $ [***]          +/- Projected less Actual deferred credits/78
   96                    23-Jun-06    $ [***]          +/- Projected less Actual deferred credits/78
   97                    30-Jun-06    $ [***]          +/- Projected less Actual deferred credits/78
   98                     7-Jul-06    $ [***]          +/- Projected less Actual deferred credits/78
   99                    14-Jul-06    $ [***]          +/- Projected less Actual deferred credits/78
  100                    21-Jul-06    $ [***]          +/- Projected less Actual deferred credits/78

[***] INDICATES CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

  101                14-Jul-06               21-Jul-06                  19-Jul-06                18-Jul-06
  102                21-Jul-06               28-Jul-06                  26-Jul-06                25-Jul-06
  103                28-Jul-06                4-Aug-06                   2-Aug-06                 1-Aug-06
  104                 4-Aug-06               11-Aug-06                   9-Aug-06                 8-Aug-06
  105                11-Aug-06               18-Aug-06                  16-Aug-06                15-Aug-06
  106                18-Aug-06               25-Aug-06                  23-Aug-06                22-Aug-06
  107                25-Aug-06                1-Sep-06                  30-Aug-06                29-Aug-06
  108                 1-Sep-06                8-Sep-06                   6-Sep-06                 5-Sep-06
  109                 8-Sep-06               15-Sep-06                  13-Sep-06                12-Sep-06
  110                15-Sep-06               22-Sep-06                  20-Sep-06                19-Sep-06
  111                22-Sep-06               29-Sep-06                  27-Sep-06                26-Sep-06
  112                29-Sep-06                6-Oct-06                   4-Oct-06                 3-Oct-06
  113                 6-Oct-06               13-Oct-06                  11-Oct-06                10-Oct-06
  114                13-Oct-06               20-Oct-06                  18-Oct-06                17-Oct-06
  115                20-Oct-06               27-Oct-06                  25-Oct-06                24-Oct-06
  116                27-Oct-06                3-Nov-06                   1-Nov-06                31-Oct-06
  117                 3-Nov-06               10-Nov-06                   8-Nov-06                 7-Nov-06
  118                10-Nov-06               17-Nov-06                  15-Nov-06                14-Nov-06
  119                17-Nov-06               24-Nov-06                  22-Nov-06                21-Nov-06
  120                24-Nov-06                1-Dec-06                  29-Nov-06                28-Nov-06
  121                 1-Dec-06                8-Dec-06                   6-Dec-06                 5-Dec-06
  122                 8-Dec-06               15-Dec-06                  13-Dec-06                12-Dec-06
  123                15-Dec-06               22-Dec-06                  20-Dec-06                19-Dec-06
  124                22-Dec-06               29-Dec-06                  27-Dec-06                26-Dec-06
  125                29-Dec-06                5-Jan-07                   3-Jan-07                 2-Jan-07
  126                 5-Jan-07               12-Jan-07                  10-Jan-07                 9-Jan-07
  127                12-Jan-07               19-Jan-07                  17-Jan-07                16-Jan-07
  128                19-Jan-07               26-Jan-07                  24-Jan-07                23-Jan-07
  129                26-Jan-07                2-Feb-07                  31-Jan-07                30-Jan-07
  130                 2-Feb-07                9-Feb-07                   7-Feb-07                 6-Feb-07
  131                 9-Feb-07               16-Feb-07                  14-Feb-07                13-Feb-07
  132                16-Feb-07               23-Feb-07                  21-Feb-07                20-Feb-07
  133                23-Feb-07                2-Mar-07                  28-Feb-07                27-Feb-07
  134                 2-Mar-07                9-Mar-07                   7-Mar-07                 6-Mar-07
  135                 9-Mar-07               16-Mar-07                  14-Mar-07                13-Mar-07
  136                16-Mar-07               23-Mar-07                  21-Mar-07                20-Mar-07
  137                23-Mar-07               30-Mar-07                  28-Mar-07                27-Mar-07
  138                30-Mar-07                6-Apr-07                   4-Apr-07                 3-Apr-07
  139                 6-Apr-07               13-Apr-07                  11-Apr-07                10-Apr-07
  140                13-Apr-07               20-Apr-07                  18-Apr-07                17-Apr-07
  141                20-Apr-07               27-Apr-07                  25-Apr-07                24-Apr-07
  142                27-Apr-07                4-May-07                   2-May-07                 1-May-07
  143                 4-May-07               11-May-07                   9-May-07                 8-May-07
  144                11-May-07               18-May-07                  16-May-07                15-May-07
  145                18-May-07               25-May-07                  23-May-07                22-May-07
  146                25-May-07                1-Jun-07                  30-May-07                29-May-07
  147                 1-Jun-07                8-Jun-07                   6-Jun-07                 5-Jun-07
  148                 8-Jun-07               15-Jun-07                  13-Jun-07                12-Jun-07
  149                15-Jun-07               22-Jun-07                  20-Jun-07                19-Jun-07
  150                22-Jun-07               29-Jun-07                  27-Jun-07                26-Jun-07
  151                29-Jun-07                6-Jul-07                   4-Jul-07                 3-Jul-07
  152                 6-Jul-07               13-Jul-07                  11-Jul-07                10-Jul-07
  153                13-Jul-07               20-Jul-07                  18-Jul-07                17-Jul-07
  154                20-Jul-07               27-Jul-07                  25-Jul-07                24-Jul-07
  155                27-Jul-07                3-Aug-07                   1-Aug-07                31-Jul-07
  156                 3-Aug-07               10-Aug-07                   8-Aug-07                 7-Aug-07
  157                10-Aug-07               17-Aug-07                  15-Aug-07                14-Aug-07

  101                             28-Jul-06    $ [***]          +/- Projected less Actual deferred credits/78
  102                              4-Aug-06    $ [***]          +/- Projected less Actual deferred credits/78
  103                             11-Aug-06    $ [***]          +/- Projected less Actual deferred credits/78
  104                             18-Aug-06    $ [***]          +/- Projected less Actual deferred credits/78
  105                             25-Aug-06    $ [***]
  106                              1-Sep-06    $ [***]
  107                              8-Sep-06    $ [***]
  108                             15-Sep-06    $ [***]
  109                             22-Sep-06    $ [***]
  110                             29-Sep-06    $ [***]
  111                              6-Oct-06    $ [***]
  112                             13-Oct-06    $ [***]
  113                             20-Oct-06    $ [***]
  114                             27-Oct-06    $ [***]
  115                              3-Nov-06    $ [***]
  116                             10-Nov-06    $ [***]
  117                             17-Nov-06    $ [***]
  118                             24-Nov-06    $ [***]
  119                              1-Dec-06    $ [***]
  120                              8-Dec-06    $ [***]
  121                             15-Dec-06    $ [***]
  122                             22-Dec-06    $ [***]
  123                             29-Dec-06    $ [***]
  124                              5-Jan-07    $ [***]
  125                             12-Jan-07    $ [***]
  126                             19-Jan-07    $ [***]
  127                             26-Jan-07    $ [***]
  128                              2-Feb-07    $ [***]
  129                              9-Feb-07    $ [***]
  130                             16-Feb-07    $ [***]
  131                             23-Feb-07    $ [***]
  132                              2-Mar-07    $ [***]
  133                              9-Mar-07    $ [***]
  134                             16-Mar-07    $ [***]
  135                             23-Mar-07    $ [***]
  136                             30-Mar-07    $ [***]
  137                              6-Apr-07    $ [***]
  138                             13-Apr-07    $ [***]
  139                             20-Apr-07    $ [***]
  140                             27-Apr-07    $ [***]
  141                              4-May-07    $ [***]
  142                             11-May-07    $ [***]
  143                             18-May-07    $ [***]
  144                             25-May-07    $ [***]
  145                              1-Jun-07    $ [***]
  146                              8-Jun-07    $ [***]
  147                             15-Jun-07    $ [***]
  148                             22-Jun-07    $ [***]
  149                             29-Jun-07    $ [***]
  150                              6-Jul-07    $ [***]
  151                             13-Jul-07    $ [***]
  152                             20-Jul-07    $ [***]
  153                             27-Jul-07    $ [***]
  154                              3-Aug-07    $ [***]
  155                             10-Aug-07    $ [***]
  156                             17-Aug-07    $ [***]
  157                             24-Aug-07    $ [***]

[***] INDICATES CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.